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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 14, 2001


                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)

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
            Delaware                         0-23296                        13-3500734
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(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
          incorporation)                                                        No.)
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                               220 COCHRANE CIRCLE
                          MORGAN HILL, CALIFORNIA 95037
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (408) 779-1162

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          (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On December 13, 2000, the Registrant sold certain operating assets and certain liabilities and obligations to CIDCO Communications, LLC ("LLC") constituting substantially all of the assets of Registrant which relate to Registrant's telephony business, for a total purchase price of approximately $15-$20 million pursuant to the Asset Purchase Agreement dated as of September 14, 2000, (the "Agreement"), by and between Registrant and LLC. A copy of the Agreement is included herein as Exhibit 2.1.

        As consideration for the sale of assets under the Agreement, the Registrant will receive at closing a cash payment in the amount of $5 million (subject to adjustment as provided in the Agreement), and will be entitled to receive inventory payments (based on inventory consigned to LLC) and royalty payments (based on a percentage of gross sales) for 48 months after the closing. The parties expect the total consideration to be between $15-$20 million. The cash portion of the consideration was paid from a contribution to capital made to LLC by its principal owner. The amount of the purchase price was determined through arms length negotiation between the parties.

        On December 14, 2000, the Registrant announced the consummation of the Acquisition. A copy of the press release is included herein as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) The Registrant intends to file the required financial statements on or before February 19, 2001.

        (b) The Registrant intends to file the required pro forma financial information on or before February 19, 2001.

        (c) Exhibits.

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Exhibit No.          Description
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      2.1            Asset Purchase Agreement, dated as of September 14, 2000, by and among the
                     Registrant, and CIDCO Communications LLC, a Delaware limited liability company.

     99.1            Registrant press release dated December 14, 2000.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIDCO INCORPORATED


Date: December 27, 2000                          By:  /s/
                                                    ----------------------------
                                                      Richard D. Kent
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.          Description
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
      2.1            Asset Purchase Agreement, dated as of September 14, 2000, by and between the Registrant, and CIDCO Communications LLC, a Delaware limited liability company.

     99.1            Registrant press release dated December 14, 2000.
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